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[Back and white print ad. Headline in white type reads:]
TOP PERFORMING CGM FUNDS
[Below headline is a grey box divided into three areas with separate headlines, fund names, total returns, and total return dates for each of three funds in each section. Below the type described above are three photographs of fencers of varying poses; headline, fund name, etc, in each section from left to right is as follows:
#1 Balanced Fund for 15-years
CGM MUTUAL FUND
869.8%
[in smaller italic type:] Total return 10/1/81-9/30/96
#1 Real Estate Fund for 2-years
CGM REALTY FUND
43.5%
[in smaller italic type:] Total return 10/1/94-9/30/96
#1 General Bond Fund for 1- and 3-years
CGM FIXED INCOME FUND*
14.1%
[in smaller italic type:] Total return 10/1/95-9/30/96
33.0%
[in smaller italic type:] Total return 10/1/93-9/30/96
[At the bottom of the box in black type are the words:] MANAGED BY KEN HEEBNER* [In a lightly shaded area which makes up the lower 50% or so of the ad is the following text which, with the exception of average annual total returns, appears in small type. The average annual total return numbers, however, are the same size as the total return numbers in the box above.]
11.0,% 11.5%, 13.0% and 16.4% are the average annual total returns for CGM Mutual Fund for the 1, 5, 10, and 15-year periods ended 9/30/96. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Mutual Fund #1 of 26 balanced funds for 15-year performance, #3 of 32 balanced funds for 10- year performance, #29 of 72 balanced funds for 5-year performance, and #186 of 265 balanced funds for 1-year performance through 9/30/96. CGM Mutual Fund has been managed continuously by Ken Heebner since 1981.
15.8%, 24.4% and 19.8% are the average annual total returns for CGM Realty Fund from inception on 5/13/94 through 9/30/96, and for the 1- and 2-year periods ended 9/30/96. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Realty #1 of 18 real estate funds in total return for 2-year performance and #4 of 44 real estate funds in total return for 1-year performance through 9/30/96 The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. 12.1%, 14.1%. and 10.0% are the average annual total returns for CGM Fixed Income Fund from inception on 3/17/92 through 9/30/96, and for the 1 and 3- year periods ended 9/30/96. Ranking according to Lipper Analytical Services, Inc., which ranks CGM Fixed Income #1 of 21 general bond funds for 3-year performance and #1 of 43 general bond funds for 1-year performance through 9/30/96.The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. *Ken Heebner co-manages CGM Fixed Income Fund with Janice Saul.
This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the appropriate prospectus which is available from the address below. Read it carefully before you invest or send money. Lipper Analytical Services, Inc. is an independent mutual fund ranking service.
[Below the copy appears the logo, which is a black and white line drawing of a fencer against a lined background within a black and white box. To the right is the following text:]
THE CGM FUNDS
222 Berkeley Street, Suite 1013
Boston, MA 02116
1-800-598-0741
[The entire ad is surrounded by a decorative border reading:]
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